UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2017

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Grand Boulevard, Suite 201B, Kansas City, MO		64106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (816) 237-7000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2017, Healthcare Staffing, Inc. (“HCS”), a wholly-owned subsidiary of Novation Companies, Inc. (the “Company”), entered into a Revolving Credit and Security Agreement, dated as of the same date (the “FNCC Credit Agreement”), with Federal National Payables, Inc. (d/b/a Federal National Commercial Credit) (“FNCC”) providing HCS with a line of credit of up to $5,000,000. Availability under the FNCC Credit Agreement is based on a formula tied to HCS’s eligible accounts receivable, and borrowings under the FNCC Credit Agreement bear interest at the prime rate plus 1.25%. The FNCC Credit Agreement also provides for customary origination and collateral monitoring fees payable to FNCC during its term. The initial term of the FNCC Credit Agreement expires on November 17, 2018, but it will be renewed automatically for consecutive one-year terms thereafter unless the FNCC Credit Agreement is terminated pursuant to its terms. The obligations of HCS under the FNCC Credit Agreement are secured by HCS’s accounts receivable.

The FNCC Credit Agreement contains customary representations, warranties and affirmative and negative covenants, including but not limited to financial covenants. The FNCC Credit Agreement also contains customary events of default, including but not limited to payment defaults, cross defaults with certain other indebtedness, breaches of covenants and bankruptcy events. In the case of an event of default, FNCC may, among other remedies, accelerate payment of all obligations under the FNCC Credit Agreement.

In connection with the FNCC Credit Agreement, the Company and Novation Holding, Inc., a wholly-owned subsidiary of the Company and sole stockholder of HCS, executed guaranties in favor of FNCC (collectively, the “FNCC Guaranties”) guaranteeing all of HCS’s obligations under the FNCC Credit Agreement.

The above description of the FNCC Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the FNCC Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the FNCC Credit Agreement and the FNCC Guaranties set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Revolving Credit and Security Agreement, dated as of November 17, 2017, between Healthcare Staffing, Inc. and Federal National Payables, Inc., doing business as Federal National Commercial Credit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: November 17, 2017	/s/ Carolyn K. Campbell
Carolyn K. Campbell Chief Financial Officer